UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 8, 2002

                               TBM HOLDINGS, INC.
             -------------------------------------------------------
                 (EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)


        FLORIDA                0-18707                  59-2824411
       (STATE OF          (COMMISSION FILE            (IRS EMPLOYER
    INCORPORATION)             NUMBER)             IDENTIFICATION NO.)
---------------------   ----------------------   ---------------------------

                                 136 MAIN STREET
                           WESTPORT, CONNECTICUT 06880
             ---------------------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                               (203) 227-6140
             -------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



 ------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

      On April 8, 2002, Long Reach, Inc. ("Long Reach"), a subsidiary of TBM Holdings, Inc. (the "Company"), filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code with the United States Bankruptcy Court for the Northern District of Texas (the "Bankruptcy Court"). The case is being administered under the case name IN RE LONG REACH, INC., Case No. 02-33140. The Company is not a debtor in this bankruptcy proceeding and continues to operate its other businesses. Long Reach will continue to operate its business as debtor-in-possession for a period of six weeks, after which it expects to orderly liquidate its assets under Chapter 11 of the United States Bankruptcy Code.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a):    Financial Statements of Businesses Acquired.  Not applicable.

(b):    Pro Form Financial Information.  Not applicable.

(c):    Exhibits.  Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    TBM HOLDINGS, INC.


                                    By: /s/ William A. Schwartz
                                        --------------------------------------
                                        William A. Schwartz
                                        President and Chief Executive Officer

Dated:  April 15, 2002